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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          July 9, 1997
                                                  ------------------------------

                         Ground Round Restaurants, Inc.
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             (Exact name of registrant as specified in its charter)


New York                               1-6192                   13-5637682
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State or other                       (Commission             (I.R.S. Employer
jurisdiction                         File Number)            Identification No.)
of incorporation)



  35 Braintree Hill Office Park, Braintree, Massachusetts          02184-9078
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    (Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code             (617) 380-3100
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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Item 1.  Changes in Control of Registrant
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     On July 9,  1997,  JUSI  Holdings,  Inc.  ("JUSI"),  which is an  indirect, wholly- owned subsidiary of U.S. Industries, Inc. ("USI"), sold 3,092,100 shares (the "Shares") of common stock (the "Common Stock") of Ground Round Restaurants, Inc. (the "Company"), being all of JUSI's shares of Common Stock remaining after JUSI's sale, in negotiated transactions effected on NASDAQ, of 540,000 shares of Common Stock on June 3, 1997. The Shares, representing approximately 27.7% of the outstanding shares of Common Stock, were purchased as follows: 1,892,100 shares of Common Stock by Christian R. Guntner for $2,497,572 and 1,200,000 shares of Common Stock by David T. DiPasquale for $1,584,000. Mr. Guntner and Mr. DiPasquale purchased the Shares utilizing their personal funds. Messrs. Guntner and DiPasquale filed a Form 13-D with the Securities and Exchange Commission in connection with their purchase of the Shares, in which they affirmed that they are holding such Shares as a group. Mr. Guntner and Mr.
DiPasquale   hold,  in  the  aggregate,   3,102,100   shares  of  Common  Stock,
representing approximately 27.7% of the outstanding shares of Common Stock.

     Messrs. Guntner and DiPasquale were executives of USI until they resigned their positions with USI at the closing of their purchase of the Shares.

     Mr. Guntner, who has been a director of the Company since 1995, remains a director of the Company's Board of Directors. Mr. David DiPasquale was elected by the Company's Board of Directors as a director on the Company's Board of Directors on July 10, 1997.

     On July 21, 1997, Mr. John A. Mistretta resigned as a member of the Board of Directors of the Company. Mr. Mistretta had been nominated by JUSI to serve as a director of the Company pursuant to the terms of the Stockholder Agreement dated August 1, 1991, as amended, between the Company and JUSI.






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Signatures.
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GROUND ROUND RESTAURANTS, INC.



                                By:  /s/ Stephen J. Kiel
                                     Name:    Stephen J. Kiel
                                     Title:   Senior Vice-President and Chief
                                              Financial Officer


Date:    July 23, 1997







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